                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(e)(2))

[ ]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a-12

                 RiverSource International Managers Series, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     1)   Title of each class of securities to which transaction applies:

     ---------------------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:

     ---------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     ---------------------------------------------------------------------------
     4)   Proposed maximum aggregate value of transaction:

     ---------------------------------------------------------------------------

     5)   Total fee paid:

     ---------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     ---------------------------------------------------------------------------

     2)   Form, Schedule or Registration Statement No.:

     ---------------------------------------------------------------------------

     3)   Filing Party:

     ---------------------------------------------------------------------------

     4)   Date Filed:

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

                 RIVERSOURCE INTERNATIONAL MANAGERS SERIES, INC.
              RiverSource Partners International Select Growth Fund
                RiverSource Partners International Small Cap Fund

                         734 Ameriprise Financial Center
                          Minneapolis, Minnesota 55474
                                 (800) 221-2450

                 NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

                          To Be Held on April ___, 2010

Shareholders:

PLEASE TAKE NOTE THAT a joint special meeting of shareholders of RiverSource Partners International Select Growth Fund and RiverSource Partners International Small Cap Fund, each a series of RiverSource International Managers Series, Inc. (the "Corporation"), will be held at [2:00 p.m.], Central time, on [date], 2010, at [50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474] (the "Meeting") for the purpose of considering approval of a new investment sub-advisory agreement with Columbia Wanger Asset Management, L.P.

THE BOARD OF DIRECTORS OF THE CORPORATION UNANIMOUSLY RECOMMENDS THAT YOU FOR THE NEW INVESTMENT SUB-ADVISORY AGREEMENT WITH COLUMBIA WANGER ASSET MANAGEMENT, L.P.

Only shareholders of record at the close of business on [March___, 2010] are entitled to notice of and to vote at the Meeting or any adjournment(s) thereof.

Your vote is important, regardless of the number of shares that you own. You can authorize proxies to cast your votes at the Meeting easily and quickly by mail, by telephone, or via the internet, or you may vote in person at the Meeting. A self-addressed, postage-paid envelope has been enclosed for your convenience. Please help avoid the expense of a follow-up mailing by submitting your proxy today.

We appreciate your participation and prompt response regarding these matters and thank you for your continued support.

If you have any questions or need additional information, please contact the Funds' proxy solicitor, Computershare Fund Services, toll free at 1(866)-859-8682.

By Order of the Board of Directors,


Scott R. Plummer,
Secretary
March ____, 2010

      IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

     The following questions and answers provide an overview of the matters on which you are being asked to vote. The accompanying Joint Proxy Statement contains more detailed information about the proposal (the "Proposal"), and we encourage you to read it in its entirety before voting. Your vote is important.

Q.   WHAT IS HAPPENING?

A. The Transaction. On September 29, 2009, Bank of America, N.A., the indirect parent company of Columbia Wanger Asset Management, L.P. ("Columbia WAM"), a current sub-adviser of RiverSource Partners International Select Growth Fund and RiverSource Partners International Small Cap Fund (together, the "Funds"), entered into an agreement to sell a portion of the asset management business of Columbia Management Group, LLC to Ameriprise Financial, Inc. ("Ameriprise") (the "Transaction"). The Transaction includes, among other things, a sale of Columbia WAM. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in the spring of 2010 (the "Closing").

     Following the Closing, it is expected that RiverSource Investments, LLC ("RiverSource"), a wholly owned subsidiary of Ameriprise, which currently serves as investment manager to various funds, including the Funds (the "RiverSource Family of Funds"), will adopt the "Columbia" name. In addition, it is expected that RiverSource Fund Distributors, Inc. and RiverSource Service Corporation, which currently serve as the distributor and transfer agent, respectively, for the RiverSource Family of Funds, will adopt the "Columbia" name. It also is expected that each of the funds in the RiverSource Family of Funds that currently operates under the "RiverSource" name, including the Funds, will adopt the "Columbia" name.

     Shareholders are NOT being asked to vote on the Transaction. Rather, as is described below, shareholders are being asked to vote on the Proposal that is being presented to them as a result of the Transaction.

     The Proposal. The Closing will cause the Funds' current sub-advisory agreement (the "Current Sub-Advisory Agreement") with Columbia WAM to terminate. Accordingly, as discussed in more detail in the Joint Proxy Statement, the Board of Directors of the Corporation (the "Board") has approved and recommends that shareholders of each Fund approve a new investment sub-advisory agreement with Columbia WAM (the "Proposed Sub-Advisory Agreement") to assure that Columbia WAM can continue to serve as a sub-adviser to the Funds following the Closing. RiverSource would remain the investment manager of the Funds and, as such, would continue to be the entity that oversees the overall management of the Funds (including the performance of the sub-advisers to the Funds).

     The Joint Proxy Statement. The Joint Proxy Statement provides additional information about the matters on which the Directors are soliciting your vote - the Proposed Sub-Advisory Agreement covering each Fund. As is explained in the Joint Proxy Statement, if approved by shareholders, the effectiveness of the Proposal is contingent on the Closing.

     YOUR FUND'S BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL IN THE ENCLOSED JOINT PROXY STATEMENT.

Q.   WHY ARE YOU SENDING ME THIS INFORMATION?

A. You are receiving the Joint Proxy Statement and proxy card (the "Proxy Card") because you own shares of one or both of the Funds and have the right to vote on this important Proposal concerning your investment.

Q. WHY AM I BEING ASKED TO VOTE ON A NEW INVESTMENT SUB-ADVISORY AGREEMENT WITH COLUMBIA WAM?

A. The Closing will cause the Current Sub-Advisory Agreement with Columbia WAM to terminate, and, as a result, Columbia WAM will no longer be able to serve as an investment sub-adviser to your Fund under that agreement. In light of this result, the Board has approved, and recommended that shareholders of each Fund approve, the Proposed Sub-Advisory Agreement.

Q.   HOW WILL THIS PROPOSAL AFFECT ME AS A SHAREHOLDER?

A. The Proposal will not result in any change in either Fund's investment objective or principal investment strategies. The fee rates currently payable in respect of investment advisory and sub-advisory services will not change. The material terms of the Proposed Sub-Advisory Agreement covering each of the Funds are substantially the same as those of the Current Sub-Advisory Agreement, as discussed in greater detail in the Joint Proxy Statement.

Q. HOW WILL THE PROPOSAL AFFECT THE PORTFOLIO MANAGEMENT PERSONNEL MANAGING MY FUND?

A. The portfolio managers responsible for the portion of each Fund's assets sub-advised by Columbia WAM are not expected to change upon the Closing. Portfolio managers do, of course, change from time to time for various reasons, including potentially as the indirect result of the sale of a business. There can be no assurance that portfolio managers will not change following the date of these materials. See the discussion regarding your Fund under "Board Considerations Regarding Approval of the Proposed Sub-Advisory Agreement" for further details.

Q.   HOW DOES MY FUND'S BOARD RECOMMEND THAT I VOTE?

A.   Your Fund's Board recommends that you vote FOR the Proposal.

Q.   WILL MY FUND PAY FOR THIS PROXY SOLICITATION?

A. No. Bank of America Corporation and Ameriprise have agreed to bear these costs separately.

Q.   HOW DO I CAST MY VOTES?

A. You may vote in person at the Meeting or, for your convenience, you may authorize proxies to cast your votes on your behalf at the Meeting as follows:

     By Mail: Complete, sign and return the enclosed Proxy Card(s) in the enclosed self-addressed, postage-paid envelope.

     By Telephone: Call the toll-free number printed on the enclosed Proxy Card(s) and follow the directions.

     By Internet: Access the website address printed on the enclosed Proxy Card(s) and follow the directions on the website.

     If you decide to vote in person, you must attend the shareholder meeting at the time and place described in the accompanying Joint Proxy Statement. To attend the Meeting in person, you will need proof of ownership of the shares of the relevant Fund, such as your Proxy Card (or a copy thereof) or, if your shares are held of record by a financial intermediary, such as a broker or, nominee, a Proxy Card from the record holder or other proof of beneficial ownership, such as a brokerage statement showing your holdings of the shares of the relevant Fund.

Q.   WHOM SHOULD I CALL FOR ADDITIONAL INFORMATION ABOUT THE JOINT PROXY
     STATEMENT?

A. If you need any assistance, or have any questions regarding the Proposal or how to vote your shares, please call your Fund's proxy solicitor, Computershare Fund Services, toll free at 1(866) 859-8682.

                 RIVERSOURCE INTERNATIONAL MANAGERS SERIES, INC.
              RiverSource Partners International Select Growth Fund
                RiverSource Partners International Small Cap Fund

                         734 Ameriprise Financial Center
                          Minneapolis, Minnesota 55474
                                 (800) 221-2450

                              JOINT PROXY STATEMENT

                                March ____, 2010

This Joint Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of RiverSource International Managers Series, Inc. (the "Corporation") relating to a joint special meeting of shareholders of RiverSource Partners International Select Growth Fund (the "International Select Growth Fund") and RiverSource Partners International Small Cap Fund (the "International Small Cap Fund"), each a series of the Corporation (each, a "Fund" and together, the "Funds"), to be held at [2:00 p.m.], Central time, on [April ___], 2010, at [50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474] (the "Meeting") for the purpose of approving a new investment sub-advisory agreement with Columbia Wanger Asset Management, L.P. ("Columbia WAM") as described more fully in this Joint Proxy Statement.

Only shareholders of record at the close of business on [date], 2010 (the "Record Date") are entitled to receive notice of and to vote at the Meeting. It is expected that this Joint Proxy Statement will be mailed to shareholders on or about [March ___, 2010].

ADDITIONAL INFORMATION ABOUT THE FUNDS IS AVAILABLE IN THEIR RESPECTIVE PROSPECTUSES, STATEMENTS OF ADDITIONAL INFORMATION ("SAIS") AND ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. THE FUNDS' MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS PREVIOUSLY HAVE BEEN MAILED TO SHAREHOLDERS. ADDITIONAL COPIES OF ANY OF THESE DOCUMENTS ARE AVAILABLE WITHOUT CHARGE UPON REQUEST BY WRITING TO THE ADDRESS OR BY CALLING THE TELEPHONE NUMBER ABOVE OR BY VISITING THE FUNDS' WEBSITE AT WWW.RIVERSOURCE.COM/FUNDS. ALL THESE DOCUMENTS ALSO ARE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") AND AVAILABLE ON THE SEC'S WEBSITE AT WWW.SEC.GOV.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON [APRIL ___], 2010.

THIS JOINT PROXY STATEMENT AND THE NOTICE OF JOINT SPECIAL MEETING ARE AVAILABLE AT https://www.proxy-direct.com/rfs20876a.

                   APPROVAL OF PROPOSED SUB-ADVISORY AGREEMENT

THE TRANSACTION

Currently, Columbia WAM provides investment sub-advisory services for a portion of each Fund's assets.(1) On September 29, 2009, Bank of America, N.A., the indirect parent company of Columbia WAM, entered into an agreement (the "Purchase Agreement") to sell a portion of the asset management business of Columbia Management Group, LLC, including all of the equity interests in Columbia WAM, to Ameriprise Financial, Inc. ("Ameriprise"), the parent company of RiverSource Investments, LLC, the investment manager of the Funds ("RiverSource"). The transaction (the "Transaction") is subject to certain approvals and other conditions to closing, and is currently expected to close in the spring of 2010 (the "Closing").

Following the Closing, it is expected that RiverSource, which currently serves as investment manager to various funds, including the Funds (the "RiverSource Family of Funds"), will adopt the "Columbia" name. In addition, it is expected that RiverSource Fund Distributors, Inc. and RiverSource Service Corporation, which currently serve as

----------
(1) Columbia WAM is one of two sub-advisers for the International Select Growth Fund and one of two sub-advisers for the International Small Cap Fund. The Funds' sub-advisory agreements with the other sub-advisers are not affected by the transaction described in this Joint Proxy Statement and are not part of the Proposal.

the distributor and transfer agent, respectively, for the RiverSource Family of Funds, will adopt the "Columbia" name. It also is expected that each of the funds in the RiverSource Family of Funds that currently operate under the "RiverSource" name will adopt the "Columbia" name.

Shareholders are NOT being asked to vote on the Transaction. Rather, as is described below, shareholders are being asked to vote on a proposal (the "Proposal") to approve a new sub-advisory agreement with Columbia WAM that is being presented to them as a result of the Transaction.

THE PROPOSAL

Columbia WAM's change of control as a result of the Transaction will be deemed an "assignment" (as defined in the Investment Company Act of 1940 (the "1940 Act")) of RiverSource's current investment sub-advisory agreement (the "Current Sub-Advisory Agreement") with Columbia WAM and result in the automatic termination of the Current Sub-Advisory Agreement that covers both of the Funds. Accordingly, the Board of Directors has approved and recommends that shareholders of each Fund approve the proposed sub-advisory agreement (the "Proposed Sub-Advisory Agreement") with Columbia WAM to assure that Columbia WAM may continue to serve as a sub-adviser for the Funds following the Closing.

After the Closing, Columbia WAM is expected to continue its operations with the same senior management and portfolio managers as before the Transaction. It is also expected that there will be no change in the manner in which the Funds are managed. RiverSource would remain the investment manager of the Funds and, as such, would continue to be the entity that oversees the overall management of the Funds. In its capacity as primary investment manager, RiverSource would continue to have the authority to allocate any or all of a Fund's assets to be sub-advised by Columbia WAM. The existence of an affiliation between RiverSource and Columbia WAM after the Closing could create a potential conflict of interest in that RiverSource may have an incentive to allocate a greater portion of a Fund's assets to its affiliate, Columbia WAM. However, RiverSource has adopted policies and procedures that are designed to address such potential conflict, which include, among others, seeking advance Board approval of any material departure from the current allocation of assets among Funds with multi-managers, including affiliated managers.

CONDITIONS TO CLOSING AND EFFECTIVENESS OF THE PROPOSAL

As set forth in the Purchase Agreement , the Closing is subject to certain terms and conditions, including, among other terms and conditions typical in this type of transaction, the receipt of (1) approvals needed to transition investment management service responsibilities to Ameriprise and its affiliates with respect to an estimated level of annualized revenue as of the Closing that generally comprises at least 77.5% of the annualized revenue from such services as of June 30, 2009; and (2) approvals by the boards of trustees of registered investment companies in the Columbia Funds complex of advisory, administrative and certain other service arrangements. As is noted above, shareholders are NOT being asked to approve the Transaction. However, if approved by shareholders, the effectiveness of the Proposal is contingent on the Closing.

THE INTERIM SUB-ADVISORY AGREEMENT

The Board has also approved an interim investment sub-advisory agreement (the "Interim Sub-Advisory Agreement") with Columbia WAM, which would become effective for a Fund at the Closing only if the Proposed Sub-Advisory Agreement has not been approved by the Fund's shareholders prior to the Closing. Under the Interim Sub-Advisory Agreement, Columbia WAM could serve as an investment sub-adviser to the Funds for up to 150 days following the Closing.

The terms of the Interim Sub-Advisory Agreement are the same as the terms of the Current Sub-Advisory Agreement, except for certain provisions that are required by law. The provisions required by law include a requirement that fees payable under the Interim Sub-Advisory Agreement be paid into an escrow account. If a Fund's shareholders approve the Proposed Sub-Advisory Agreement by the end of the 150-day period, the compensation (plus interest) payable under the Interim Sub-Advisory Agreement would be paid to Columbia WAM, but if the Proposed Sub-Advisory Agreement is not so approved, only the lesser of the costs incurred (plus interest) or the amount in the escrow account (including interest) would be paid to Columbia WAM.

THE CURRENT AND PROPOSED SUB-ADVISORY AGREEMENTS

The Board is recommending approval of the Proposed Sub-Advisory Agreement for each Fund because the Closing of the Transaction will result in the assignment, and thus the automatic termination under applicable law, of the Current Sub-Advisory Agreement. Shareholders of each Fund are being asked to approve the Proposed Sub-Advisory Agreement with respect to their respective Fund to assure continuity of sub-advisory services by Columbia WAM.

The Current Sub-Advisory Agreement, dated September 5, 2001, as amended June 10, 2009, was last approved by the Board with respect to the International Select Growth Fund in April 2009 , in connection with the Board's annual contract review of that sub-advisory relationship (and, in June 2009, solely with respect to an amendment to the fee schedule for that Fund), and with respect to the International Small Cap Fund, in June 2009, in connection with the Board's initial appointment of Columbia WAM as a sub-adviser to that Fund. The Current Sub-Advisory Agreement was last approved by shareholders of the International Select Growth Fund in September 2001 in connection with the launch of that Fund. Shareholder approval of the Current Sub-Advisory Agreement with respect to International Small Cap Fund was not required and not obtained in reliance on exemptive relief granted by the Securities and Exchange Commission ("SEC") in 2002.(2)

The Proposed Sub-Advisory Agreement is identical in all material respects to the Current Sub-Advisory Agreement, except with respect to its effective date. Subject to the Fund's obtaining shareholder approval, the Proposed Sub-Advisory Agreement will become effective for the Fund as of the later of (i) the Closing or (ii) the date shareholders of that Fund approve the Proposed Sub-Advisory Agreement (the "Effective Date"). Implementation of the Proposed Sub-Advisory Agreement for one Fund is not conditioned upon its implementation for the other Fund. Accordingly, shareholders of one Fund, but not the other Fund, may approve the Proposed Sub-Advisory Agreement for that Fund. If the Closing of the Transaction does not take place, the Proposed Sub-Advisory Agreement will not become effective for either Fund, and the Current Sub-Advisory Agreement will continue in effect. As is discussed in greater detail above under "The Interim Sub-Advisory Agreement," the Board has also approved the Interim Sub-Advisory Agreement for each Fund with Columbia WAM. The Interim Sub-Advisory Agreement for a Fund would be effective at the Closing only if the Proposed Sub-Advisory Agreement for that Fund has not been approved by its shareholders prior to the Closing. Under the Interim Sub-Advisory Agreement, Columbia WAM would serve as an investment sub-adviser of the Funds for up to 150 days following the Closing.

Under the Current and Proposed Sub-Advisory Agreements, Columbia WAM manages the investment operations and composition of that portion of assets of each Fund that is allocated to it from time to time by RiverSource, which portion may include any or all of the Fund's assets, subject to the supervision of RiverSource and the Board and in accordance with the investment objectives, strategies and restrictions of each Fund and applicable laws and regulations.

Under the Current and Proposed Sub-Advisory Agreements, RiverSource is solely responsible for paying Columbia WAM a sub-advisory fee, from the investment advisory fee it receives from the Funds, in accordance with the fee schedule below:

For the combined assets of International Select Growth Fund and International Small Cap Fund sub-advised by Columbia WAM:

 COMBINED AVERAGE
 DAILY NET ASSETS*   RATE
------------------   ----
First $150 million   0.70%
Next $150 million    0.65%

----------
(2) On July 16, 2002, an exemptive order was granted by the SEC that permits RiverSource, subject to Board approval, to engage unaffiliated sub-advisers, to re-engage existing unaffiliated sub-advisers that have experienced a change in control and to amend sub-advisory agreements with unaffiliated sub-advisers for series of the Corporation, without the approval of shareholders. At the time of the initial retention of Columbia WAM, RiverSource was unaffiliated with the sub-adviser. Because Columbia WAM would be an affiliated sub-adviser of RiverSource following the Closing, RiverSource and the Funds may no longer rely on the exemptive order to retain Columbia WAM as a sub-adviser to the Funds (effective upon the closing of the Transaction) and accordingly shareholder approval of the Proposed Sub-Advisory Agreement is required.

Next $150 million    0.60%
Next $50 million     0.55%
   Thereafter        0.50%

----------
* Applies only to the Funds' average daily net assets that are subject to Columbia WAM's investment discretion.

During the Funds' fiscal year ended October 31, 2009, Columbia WAM received aggregate sub-advisory fees from RiverSource in the amount of $956,567 for the International Select Growth Fund and $41,203 for the International Small Cap Fund.

The Current and Proposed Sub-Advisory Agreements both provide that neither Columbia WAM nor any of its officers, partners, or employees shall be liable for any loss sustained by a Fund or its officers, directors, or shareholders, or any other person on account of the services which Columbia WAM may render or fail to render under the Agreements; provided, however, that nothing therein shall protect Columbia WAM against liability to a Fund or to any of its shareholders, to which Columbia WAM would otherwise be subject, by reason of its willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreements. The Agreements also state that nothing therein shall protect Columbia WAM from any liabilities that it may have under the 1940 Act or the Securities Act of 1933.

The Current Sub-Advisory Agreement provides that each party agrees to indemnify and hold harmless the other party and its affiliates and controlling persons against and any and all losses, claims, damages, liabilities or litigation to which the other party or its affiliates or controlling persons may become subject arising out of or based on the former party's (i) willful misconduct, bad faith, reckless disregard or gross negligence; (ii) untrue statement of material fact in the Funds' prospectuses or SAIs, reports, proxy statements and other communications; or (iii) violation of federal or state securities laws or regulations. THE PROPOSED SUB-ADVISORY AGREEMENT CONTAINS PROVISIONS THAT ARE MATERIALLY THE SAME AS THE CURRENT SUB-ADVISORY AGREEMENT.

The Current and Proposed Sub-Advisory Agreements both continue in effect for each Fund for an initial two year term from the date of the Agreements (which in the case of the Proposed Sub-Advisory Agreement is the Effective Date). Thereafter, if not terminated, the Agreements provide that they will continue automatically for successive annual periods, subject to annual approval by: (i) the vote of a majority of the Board members who are not parties to the Agreements or "interested persons" (as defined in the 1940 Act) (the "Independent Directors") or (ii) a vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of a Fund.

The Current and Proposed Sub-Advisory Agreements each may be terminated at any time, without the payment of any penalty: (i) by the Board, by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of a Fund, or by RiverSource, on 60 days' written notice to Columbia WAM; (ii) upon material breach by Columbia WAM of any representations and warranties set forth in the Agreements, if such breach has not been cured within 20 days after written notice of the breach; or (iii) upon 30 days' written notice to Columbia WAM if, in the reasonable judgment of RiverSource, Columbia WAM becomes unable to discharge its duties and obligations under the Agreements. The Current and Proposed Sub-Advisory Agreements each provide that it may be terminated by Columbia WAM at any time, without payment of any penalty, on 60 days' written notice to RiverSource. Further, the Current and Proposed Sub-Advisory Agreements each provide that they shall terminate automatically in the event of their assignment (as defined in the 1940 Act) or upon the termination of the Investment Management Services Agreement (the "IMS Agreement") between the Corporation and RiverSource.

CERTAIN CONDITIONS UNDER THE 1940 ACT

Section 15(f) of the 1940 Act, in pertinent part, provides a safe harbor for the receipt by an investment adviser or any of its affiliated persons of any amount or benefit in connection with certain transactions, such as the Transaction, involving an assignment of an investment advisory agreement as long as two conditions are satisfied.

The first condition requires that no "unfair burden" be imposed on the Funds as a result of the Transaction, or as a result of any express or implied terms, conditions or understandings applicable to the Transaction. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor investment adviser), or any interested person of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from such investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of such investment company (other than bona fide ordinary compensation as principal underwriter). Ameriprise has agreed to exercise reasonable best efforts to assure that, for a period of two years after the Closing, there is not imposed on either Fund any "unfair burden" with respect to the Transaction.

The second condition requires that, during the three-year period following the Closing, at least 75% of the Board must not be "interested persons" (as defined in Section 2(a)(19) of the 1940 Act) of Columbia WAM. The Board currently satisfies such 75% requirement. Ameriprise has agreed to use its reasonable best efforts to ensure continued satisfaction of the 75% requirement for the three-year period following the Closing.

[BOARD CONSIDERATIONS REGARDING APPROVAL OF THE PROPOSED SUB-ADVISORY AGREEMENT

The Board unanimously approved the Proposed Sub-Advisory Agreement covering each of the Funds at a meeting held on December 8, 2009. Specifically, the directors of the Board (the "Directors"), including a majority of the Independent Directors, reviewed and approved the Proposed Sub-Advisory Agreement with Columbia WAM with respect to each Fund. Prior to their approval of the Proposed Sub-Advisory Agreement, the Directors evaluated materials and information about the Transaction and matters related to the proposed approvals provided by RiverSource and Ameriprise. At meetings held on December 8, 2009, the Directors discussed these materials and other matters relating to the Transaction with RiverSource and Ameriprise, including RiverSource's plans and intentions regarding each Fund. The Directors also consulted with experienced independent legal counsel, who advised on the legal standards for consideration by the Directors.

The following summarizes a number of the key factors considered by the Directors in reaching their approvals and determinations with respect to the Proposed Sub-Advisory Agreement. It is followed by a more detailed discussion of the Directors' consideration of these and other relevant factors pertaining to the Proposed Sub-Advisory Agreement.

     (i) the terms and conditions of the Proposed Sub-Advisory Agreement compared to the terms and conditions of the Current Sub-Advisory Agreement;

     (ii) the fact that the sub-advisory fees payable thereunder, as well as each Fund's total advisory fees, would remain the same;

     (iii) the qualifications of the personnel of Columbia WAM that would continue to provide sub-advisory services to each Fund, including that the portfolio managers for each Fund are not expected to change as a result of the Transaction;

     (iv) that in April 2009, in connection with its annual renewal of the IMS Agreement, the Directors had reviewed the resources, capabilities and financial strength of RiverSource and Ameriprise and, in December 2009, the Directors reviewed the expected impact of the Transaction on Ameriprise's (and RiverSource's) business and financial wherewithal;

     (v) that Ameriprise has agreed to refrain from imposing or seeking to impose, for a period of two years after the Closing, any "unfair burden" (within the meaning of Section 15(f) of the 1940 Act) on each Fund;

     (vi) that in April and June 2009, the Directors had reviewed the Current Sub-Advisory Agreement, as required by the 1940 Act, and had determined that they were satisfied with the nature, extent and quality of services provided (or proposed to be provided, in the case of International Small Cap Fund) thereunder and that the sub-advisory fee rates for managing the Funds were fair and reasonable; and

     (vii) that Ameriprise and BAC, solely, would bear the costs of obtaining approvals of the Proposed Sub-Advisory Agreement.

          Nature, Extent and Quality of Services Provided by Columbia WAM: The Board considered information presented concerning Columbia WAM's organization, including its favorable history, reputation, qualification and background, as well as the qualifications of its personnel, and its compliance program. The Board also considered the expected effect of the Transaction on Columbia WAM and the Funds. In this regard, the Board referred to its discussions in April 2009 (in connection with its annual renewal of the IMS Agreement), during which the Directors had reviewed and were satisfied with the resources, capabilities and financial strength of RiverSource and Ameriprise. The Directors also reviewed materials and information from Ameriprise and RiverSource discussing the expected impact of the Transaction on Ameriprise's (and RiverSource's) business and financial wherewithal, including the anticipated depth and breadth of resources of the combined organization following the Transaction, and potential plans for strengthening and consolidating the RiverSource fund family. The Board accorded particular weight to the representation that there were no expected changes to current senior management of Columbia WAM and to the portfolio management team managing the Funds. The Board also considered that the terms of the Proposed Sub-Advisory Agreement are consistent with the language of the registration statements of the Funds and the IMS Agreement between each Fund and RiverSource. Additionally, the Board discussed the fact that the terms of the Proposed Sub-Advisory Agreement were materially unchanged from those in the Current Sub-Advisory Agreement.

          The Directors observed that, in April and June 2009, in connection with their review of the Current Sub-Advisory Agreement for each Fund, the Directors were satisfied with the nature, quality and extent of services provided (or to be provided) under such agreement. They noted that none of the information provided to date should alter that conclusion.

          Investment Performance of Columbia WAM: For purposes of evaluating the nature, extent and quality of services, the Board reviewed Columbia WAM's performance history. The Board referred to its discussions at its April 2009 meeting (in connection with the renewal of the Current Sub-Advisory Agreement with respect to International Select Growth Fund), during which the Board concluded that Columbia WAM's performance met expectations. The Board also referred to its discussion at its June 2009 meeting (in connection with the retention of Columbia WAM as a new sub-adviser for International Small Cap
Fund), during which the Board accorded particular weight to the relative outperformance of Columbia WAM's international equity strategies.

          Costs of Services Provided: The Board considered that the fees to be paid under the Proposed Sub-Advisory Agreement are identical to those currently paid under the Current Sub-Advisory Agreement. The Directors also observed that the sub-advisory fees would continue to be paid by RiverSource and would not impact the fees paid by the Funds. Additionally, the Board observed that the fee levels were within the range of fees paid to the Funds' other sub-advisers. The Directors also received and considered information about the nature and extent of services and fee rates offered by Columbia WAM to its other clients with similar accounts. The Board concluded that the proposed sub-advisory fees continue to be reasonable.

          Profitability and Economies of Scale to be Realized: The Board recognized that, because the sub-adviser's fees are paid by RiverSource and not the Funds, the analysis of economies of scale and profitability was more appropriate in the context of the Board's consideration of the IMS Agreement, which was separately considered and renewed at its April 2009 meeting.

          Other Benefits to Columbia WAM and Its Affiliates: The Directors received and considered information regarding any expected "fall-out" or ancillary benefits to be received by Columbia WAM as a result of its relationships with the Funds. In this regard, the Board took into account that, as a result of the Transaction, Columbia WAM would become affiliated with RiverSource, the investment manager to the Funds, and discussed the potential conflicts of interest associated with oversight of the sub-adviser's performance (relative to the oversight of non-affiliated sub-advisers) such as with respect to the making of any recommendation regarding increased allocations to, or the continued retention of, the sub-adviser. In this regard, the Board discussed procedures in place to address the conflicts of interest associated with the investment manager's allocation decisions among multiple sub-advisers of the Funds.

Conclusion

Based on the foregoing, the Board, including all of the Independent Directors, concluded that Columbia WAM was in a position to continue to provide a high quality of services to the Funds following the Transaction. The Board also reconfirmed its conclusions reached in April and June 2009 that the fees payable to Columbia WAM were fair and reasonable in light of the proposed services to be provided. In reaching this conclusion, no single factor was determinative. The Board concluded that the approval of the Proposed Sub-Advisory Agreement is in the best interests of the Funds and their shareholders.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE PROPOSED SUB-ADVISORY AGREEMENT FOR YOUR FUND.

                      MORE INFORMATION ABOUT COLUMBIA WAM

Columbia WAM is an investment adviser registered with the SEC pursuant to the Investment Advisers Act of 1940, as amended. It is a direct wholly owned subsidiary of Columbia Management Group, LLC ("CMG"), and an indirect, wholly owned subsidiary of Bank of America Corporation ("BAC"). In addition to serving as investment adviser and investment sub-adviser to mutual funds, Columbia WAM acts as an investment manager for other institutional accounts. As of [Nov. 30, 2009,] Columbia WAM had approximately $25.947 billion in assets under management. Columbia WAM'S principal offices are located at 227 West Monroe Street, Suite 3000, Chicago, IL 60606-5016. CMG's principal offices are located at 100 Federal Street, Boston, Massachusetts 02110. BAC's principal offices are located at 100 N. Tryon Street, Charlotte, North Carolina 28255.

The principal executive officers and directors of Columbia WAM, who are expected to continue in substantially the same capacity after the Closing, are set forth in the following table. The address for each is: c/o Columbia Wanger Asset Management, L.P., 227 West Monroe Street, Suite 3000, Chicago, IL 60606-5016.

       NAME                 TITLE AND OCCUPATION
------------------   ----------------------------------
Bruce H. Lauer       CFO, Treasurer, Director and Chief
                     Operating Officer
Charles P. McQuaid   President, Director and Chief
                     Investment Officer
Joseph C. LaPalm     Chief Compliance Officer
Michael A. Jones     Director

No officer or Director of the Corporation is an officer, director, employee or shareholder of Columbia WAM or any of its affiliates (other than the Funds or other funds advised or sub-advised by Columbia WAM).

As set forth below, Columbia WAM serves as an investment adviser or investment sub-adviser to other registered investment companies with similar investment objectives as the Funds:

Columbia Acorn International Fund
Wanger International

                          INFORMATION ABOUT RIVERSOURCE

RiverSource, located at 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, serves as primary investment manager to the Funds pursuant to the IMS Agreement. Under the IMS Agreement, RiverSource monitors the performance of sub-advisers on an ongoing basis. As compensation for its services, RiverSource receives a management fee from the Funds and, from this management fee, RiverSource pays each investment sub-adviser a sub-advisory fee, as described above.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

ADMINISTRATOR

Ameriprise Financial, Inc., located at 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, serves as the administrator of the Funds.

PRINCIPAL UNDERWRITER

RiverSource Fund Distributors, Inc., located at 50611 Ameriprise Financial Center, Minneapolis, MN 55474, serves as the principal underwriter and distributor of the Funds.

TRANSFER AGENT

RiverSource Service Corporation, located at 734 Ameriprise Financial Center, Minneapolis, MN 55474, provides or compensates others to provide transfer agency services to the Funds.

CUSTODIAN

JPMorgan Chase Bank, N.A., 1 Chase Manhattan Plaza, 19th Floor, New York, NY 10005, provides custody services to the RiverSource Family of Funds.

AFFILIATED BROKERS

For the fiscal year ended October 31, 2009, the amount of brokerage commissions paid by International Select Growth to Merrill Lynch Capital Markets ("Merrill Lynch"), an affiliated broker of Columbia WAM, is presented in the following table:

Aggregate dollar
amount of
commissions paid    Percent of aggregate
to Merrill Lynch   brokerage commissions
----------------   ---------------------
      $585                 0.27%

SHAREHOLDER COMMUNICATIONS

Shareholders may communicate with the Board as a group or individually. Any such communications should be sent to the Board or to an individual Director in writing, c/o the Secretary of the Corporation, at 50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474. The Secretary may determine not to forward to the Board of Directors any letter that does not relate to the business of the Funds.

                                 VOTING MATTERS

GENERAL INFORMATION

This Joint Proxy Statement is being furnished in connection with the solicitation of proxies by the Board at the Meeting. Shareholders may submit their proxy: (1) by mail, by marking, signing, dating and returning the enclosed Proxy Card in the enclosed postage-paid envelope; (2) by phone at the toll-free number on the Proxy Card; or (3) by on-line voting at the website address on the Proxy Card. Any shareholder submitting a proxy may revoke it at any time before it is exercised at the Meeting by submitting a written notice of revocation addressed to the Corporation at the address shown on the cover page of this Joint Proxy Statement, or a subsequently executed proxy or by attending the Meeting and voting in person. If you plan on attending the Meeting please call 1
(866) 859-8682 to obtain important information regarding attendance at the Meeting, including directions. If you properly authorize your proxy through the Internet or telephonically, or by executing and returning the enclosed proxy card and your proxy is not subsequently revoked, your votes will be cast at the Meeting, and any postponement or adjournment thereof. If you give instructions, your votes will be cast in accordance with your instructions. If you return your signed proxy card without instructions, your votes will be cast FOR the approval of the Proposed Sub-Advisory Agreement.

OUTSTANDING SHARES

Only shareholders of record at the close of business on the Record Date will be entitled to vote at the Meeting. For each class of the Funds' shares entitled to vote at the Meeting, the number of shares outstanding as of Sept. 30, 2009 was as follows:

RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND

                            Net
                          assets
                           value
                            per       Shares
            Net Assets     share   outstanding
           ------------   ------   -----------
Class A    $188,174,209    $5.89    31,950,371
Class B      26,653,750     5.67     4,527,466
Class C       9,964,471     5.66     1,761,470
Class I     192,827,338     5.94    32,436,120
Class R2         92,305     5.88        15,703
Class R4        585,496     5.91        99,123
Class R5        951,785     5.95       159,892

RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND

                           Net
                         assets
                          value
                           per       Shares
            Net Assets    share   outstanding
           -----------   ------   -----------
Class A    $25,974,011    $5.17    5,019,180
Class B      4,310,149     4.96      868,177
Class C        481,660     4.96       97,131
Class I     32,926,183     5.27    6,248,905
Class R4       413,111     5.23       78,965

Each whole and fractional share of a Fund is entitled to a whole or fractional vote. If the accompanying Proxy Card is executed and returned in time for the Meeting, the shares covered thereby will be voted in accordance with the proxy on all matters that may properly come before the Meeting.

QUORUM

A quorum is constituted with respect to a Fund by the presence in person or by proxy of the holders of a Fund's outstanding shares entitled to vote at the Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions will be treated as shares that are present at the Meeting but which have not been voted. Accordingly, abstentions will have the effect of a "no" vote for purposes of obtaining the requisite approval of the Proposed Sub-Advisory Agreement. Broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated the same as abstentions.

ADJOURNMENT

In the event that not enough votes are received by the time scheduled for the Meeting, or, even if a quorum is present, if sufficient votes in favor of the Proposal are not received and tabulated prior to the time scheduled for the Meeting, the Meeting may be adjourned, with no notice other than an announcement at the Meeting, to a date no later than the 120th day after the original record date for the Meeting to allow further solicitation of shareholders for the Proposal. Shareholders also may adjourn the Meeting, subject to the same conditions as apply to the chairman of the Meeting, with no notice other than an announcement at the Meeting.

If insufficient votes are received by the time of the Meeting, the persons named as proxies will vote in favor of adjournment those shares which they are entitled to vote that have voted in favor of the proposal. They will vote against any adjournment those shares that have voted against the proposal. The costs of any additional solicitation and of any adjourned meeting will be borne by BAC and Ameriprise. A shareholder vote may be taken on the proposal in this proxy statement prior to adjournment if sufficient votes have been received.

SHAREHOLDER APPROVAL

Approval of the Proposal on behalf of each Fund requires the affirmative vote of a "majority of the outstanding voting securities" of such Fund, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of such Fund or (ii) 67% or more of the outstanding voting securities of such Fund present at the Meeting if more than 50% of the outstanding voting securities of such Fund are present at the Meeting in person or represented by proxy. All shares of a Fund vote together as a single class on the Proposal.

If the Proposed Sub-Advisory Agreement is not approved with respect to either Fund, the Board will consider what further action is appropriate for that Fund. Approval of the Proposed Sub-Advisory Agreement by one Fund is not conditional upon the approval of the other Fund.

All votes count toward a quorum, regardless of how they are voted (For, Against or Abstain). Broker non-votes will be counted toward a quorum but not toward the approval of the proposal. (Broker non-votes occur when the underlying owner of shares has not voted and the broker holding the shares does not have authority to vote.)

EXPENSES

The expenses incurred in connection with the solicitation of proxies for the Meeting, including preparation, filing, printing, mailing and solicitation expenses, legal fees, out-of-pocket expenses and expenses of any proxy solicitation firm, will be paid separately by BAC and Ameriprise pursuant to the terms of the Purchase Agreement, and not by the Funds. In addition to the use of the mails, proxies may be solicited personally or via facsimile, telephone or the internet by Directors, officers and employees of the Corporation, Columbia WAM and certain of its affiliates and RiverSource and certain of its affiliates, and BAC and Ameriprise may reimburse persons holding shares in their names or names of their nominees for their expenses in sending solicitation material to their beneficial owners. Ameriprise has engaged Computershare Fund Services to assist in soliciting at an aggregate estimated cost of approximately $30,000 plus expenses, which will be paid by BAC and Ameriprise. According to the contract Computershare Fund Services will:

-    Provide senior account management;

-    Provide proxy card design and work on the proxy card preparation;

-    Print and supply proxy cards for campaign;

-    Read proxy tape/file and provide share proofs;

-    Electronically overlay/image registrations onto proxy cards;

-    Execute machine insert and proxy card and proxy statements mailing;

-    Extract, validate, scan and tabulate proxy cards;

-    Tabulate votes received via fax ;

-    Tabulate votes received via Internet and Touch-tone voting methods ;

- Provide daily vote reporting, share range analysis, and administrative support; and

-    Provide affidavits of mailing and other required reports

PROXY STATEMENT DELIVERY

"Householding" is the term used to describe the practice of delivering one copy of a document to a household of shareholders instead of delivering one copy of a document to each shareholder in the household. Certain shareholders of the Funds who share a common address and who have not opted out of the householding process may receive a single copy of the proxy statement along with the proxy card(s). If you received more than one copy of the proxy statement, you may elect to household in the future if permitted by your financial intermediary/financial institution. Contact the financial intermediary/financial institution through which you purchased your shares to determine whether householding is an option for your account. If you received a single copy of the proxy statement, you may opt out of householding in the future by contacting your financial intermediary/financial institution.

An additional copy of this proxy statement may be obtained by writing to the following address: Computershare Fund Services, c/o Operation Department, 280 Oser Ave., Hauppauge, NY 11788 or by calling Computershare Fund Services, toll free at 1 (866) 438-8932.

SHAREHOLDER REPORTS

A FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT AND, IF APPLICABLE, ITS MOST RECENT SEMIANNUAL REPORT SUBSEQUENT TO SUCH ANNUAL REPORT, TO ITS SHAREHOLDERS ON REQUEST. FOR A FREE COPY OF ANY OF THE DOCUMENTS LISTED ABOVE AND/OR TO ASK QUESTIONS ABOUT THIS PROXY STATEMENT, CALL THE FUND'S PROXY SOLICITOR, COMPUTERSHARE FUND SERVICES, AT 1 (866) 438-8932.

                             PRINCIPAL SHAREHOLDERS

Set forth below are the name, address and share ownership of each person known to the Corporation to own beneficially (or of record) 5% or more of a class of each Fund as of Dec. 31, 2009. For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a Fund is presumed to "control" such company. Accordingly, to the extent that a shareholder is identified as the holder of more than 25% of a Fund and has voting and/or investment power, it may be presumed to control such Fund. The effect of such control may be to reduce the ability of other shareholders of the Funds to take actions without the controlling shareholder's vote or to prevent actions that the controlling shareholder votes for.

RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND

                                                                                  NUMBER OF    PERCENT OF
 SHARES                        SHAREHOLDER NAME AND ADDRESS                         SHARES    SHARES HELD
--------   --------------------------------------------------------------------   ---------   -----------
Class A    Charles Schwab & Co., Inc. (Charles Schwab), a brokerage firm in San   3,188,216      10.61%
           Francisco, CA
Class B    None                                                                          --        N/A
Class C    Merrill Lynch, Pierce Fenner & Smith, Jacksonville, FL                   151,973       9.15%
Class I    RiverSource Portfolio Builder Moderate Aggressive Fund*                9,779,723      29.71%
           RiverSource Portfolio Builder Moderate Fund*                           8,347,456      25.36%
           RiverSource Portfolio Builder Aggressive Fund*                         5,893,616      17.91%
           RiverSource Portfolio Builder Total Equity Fund*                       6,012,024      18.27%
           RiverSource Portfolio Builder Moderate Conservative Fund*              2,076,132       6.31%
Class R2   Global Surveillance Associates 401(k) Plan Dan L. Riley Trustee, Las      18,934      46.12%
           Vegas, NV
           Frontier Trust Company ,Fargo, ND (Frontier Trust) FBO U.S. Tank           8,543      20.81%
           Alliance, Inc. 401(k)
           Frontier Trust Company FBO B&L Corporation 401(k), Fargo, ND               4,050      9.87%
           Frontier Trust FBO Financial Network Audit, LLC 401(k)                     3,061      7.46%
Class R4   Charles Schwab                                                            62,177      81.85%
           New York Life Trust Company, Parsippany, NJ                               12,834      16.89%
Class R5   Patrick Plain LLC, Easton, MD                                            163,920      97.34%

* The combination of RiverSource's initial capital investment (seed account) and RiverSource Portfolio Builder Funds' (affiliated "funds-of-funds") investments in Class I shares in RiverSource Partners International Select Growth Fund represents aggregate ownership of 47.59% of the Fund. RiverSource (investment manager for RiverSource Partners International Select Growth Fund and the funds-of-funds) does not invest in the Fund for the purpose of exercising control. However, since these ownership interests may be significant, in excess of 25% of the Fund, such that these entities may be deemed to control the Fund, procedures have been put in place to assure that public shareholders determine the outcome of all actions at shareholder meetings. Specifically, RiverSource (which votes proxies for the seed account) and the funds-of-funds' Boards of Directors (which vote proxies for the funds-of-funds) vote the proposal in the same proportion that other shareholders vote on the proposal.

RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND

                                                                       NUMBER OF    PERCENT OF
SHARES                    SHAREHOLDER NAME AND ADDRESS                   SHARES    SHARES HELD
--------   ---------------------------------------------------------   ---------   -----------
Class A    Charles Schwab                                                412,365       8.66%
Class B    None                                                               --        N/A
Class C    Morgan Stanley & Co., Jersey City, NJ                          14,736      14.67%
Class I    RiverSource Portfolio Moderate Aggressive Fund*             1,834,323      30.08%
           RiverSource Portfolio Builder Moderate Fund*                1,568,417      25.71%
           RiverSource Portfolio Builder Aggressive Fund*              1,083,327      17.76%
           RiverSource Portfolio Builder Total Equity Fund*            1,076,239      17.64%
           RiverSource Portfolio Builder Moderate Conservative Fund*     387,718       6.36%

Class R4   Taynick & Co., Boston, MA                                      37,467      48.87%
           Massachusetts Mutual Life Insurance Co., Springfield, MA       28,492      36.98%
           Charles Schwab                                                  8.998      11.68%

* The combination of RiverSource's initial capital investment (seed account) and RiverSource Portfolio Builder Funds' (affiliated "funds-of-funds") investments in Class I shares in RiverSource Partners International Small Cap Fund represents aggregate ownership of 51.45% of the Fund. RiverSource (investment manager for RiverSource Partners International Small Cap Fund and the funds-of-funds) does not invest in the Fund for the purpose of exercising control. However, since these ownership interests may be significant, in excess of 25% of the Fund, such that these entities may be deemed to control the Fund, procedures have been put in place to assure that public shareholders determine the outcome of all actions at shareholder meetings. Specifically, RiverSource (which votes proxies for the seed account) and the funds-of-funds' Board of Directors (which vote proxies for the funds-of-funds) vote the proposal in the same proportion that other shareholders vote on the proposal.

As of December 31, 2009, the Directors and officers of the Corporation, together, owned less than 1% of any class of each Fund.

                    ANNUAL MEETINGS AND SHAREHOLDER MEETINGS

The Funds are not required to hold regular meetings of shareholders each year. Meetings of shareholders are held from time to time and shareholder proposals intended to be presented at future meetings must be submitted in writing to the Funds in reasonable time prior to the solicitation of proxies for the meeting.

                                 OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

                              SHAREHOLDER INQUIRIES

Shareholder inquiries related to this Joint Proxy Statement should be made by calling the Funds' proxy solicitor, Computershare Fund Services, toll free at 1(866) 859-8682.

PROXY                                             RIVERSOURCE FUNDS                                             PROXY
                                  NOTICE OF A JOINT SPECIAL MEETING OF SHAREHOLDERS
                                            TO BE HELD ON APRIL ___, 2010

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND(S) LISTED BELOW.

The undersigned hereby constitutes and appoints Stephen R. Lewis, Jr., Scott R. Plummer and Christopher O. Petersen,
and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all shares of the Fund(s) listed below held of record by the undersigned on [DATE], 2010 at the Joint Special Meeting of
Shareholders to be held on April ____, 2010 (the Meeting), and at any adjournment thereof. The undersigned hereby revokes any previous proxies with respect to such shares of the undersigned.

THIS PROXY CARD, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S)
AND, IN THE DISCRETION OF THE PROXIES NOTED ABOVE, UPON ANY AND ALL OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE
MEETING OR ANY ADJOURNMENT THEREOF, INCLUDING, BUT NOT LIMITED TO, PROPOSING AND/OR VOTING ON ADJOURNMENT OF THE
MEETING WITH RESPECT TO THE PROPOSAL(S), INCLUDING, BUT NOT LIMITED TO, IN THE EVENT THAT SUFFICIENT VOTES IN FAVOR
OF ANY PROPOSAL ARE NOT RECEIVED. IF THIS PROXY CARD IS SIGNED, DATED AND RETURNED WITH NO VOTING INSTRUCTION AS TO
THE PROPOSAL(S) ON WHICH SHARES REPRESENTED BY THE UNDERSIGNED ARE ENTITLED TO VOTE, SUCH SHARES SHALL BE VOTED FOR
THE PROPOSAL(S).

                                                               VOTE VIA TELEPHONE: 1-866-241-6192
                                                               VOTE VIA THE INTERNET: www.proxy-direct.com

                                                               999 9999 9999 999   _________________________________

                                                               NOTE: Please sign exactly as your name appears on this
                                                               Proxy Card and date it. If signing for estates, trusts
                                                               or corporations, title or capacity should be stated.
                                                               If shares are held jointly, each holder must sign.


                                                               ------------------------------------------------------
                                                               Signature


                                                               ------------------------------------------------------
                                                               Additional Signature (if held jointly)

                                                               ------------------------------------------------------
                                                               Date                                 RSF_20876A_121009

FUND                                                        FUND
RiverSource Partners International Select Growth Fund       RiverSource Partners International Small Cap Fund

                                                    VOTING OPTIONS
                              READ YOUR PROXY STATEMENT AND HAVE IT AT HAND WHEN VOTING.

            (GRAPHIC)                    (GRAPHIC)                   (GRAPHIC)                      (GRAPHIC)

       VOTE ON THE INTERNET            VOTE BY PHONE               VOTE BY MAIL                  VOTE IN PERSON
            LOG ON TO:              CALL 1-866-241-6192   VOTE, SIGN AND DATE THIS PROXY   ATTEND SHAREHOLDER MEETING
       www.proxy-direct.com         FOLLOW THE RECORDED       CARD AND RETURN IN THE             MARQUETTE HOTEL
FOLLOW THE ON-SCREEN INSTRUCTIONS       INSTRUCTIONS           POSTAGE-PAID ENVELOPE          710 MARQUETTE AVENUE
        AVAILABLE 24 HOURS           AVAILABLE 24 HOURS                                       MINNEAPOLIS, MN 55402
                                                                                               ON APRIL ___, 2010

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX(ES) BELOW. IF YOU DO NOT INDICATE YOUR VOTING INSTRUCTION FOR THE
PROPOSALS THAT YOU ARE ENTITLED TO VOTE, YOUR PROXY WILL BE VOTED FOR EACH SUCH PROPOSAL THAT YOU ARE ENTITLED TO
VOTE.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. EXAMPLE: [X]

[ ]  Mark this box to vote FOR ALL Proposals of fund(s) for which you own shares. (No other vote is necessary.)

1.   To approve a new investment sub-advisory agreement with Columbia Wanger Asset Management, L. P.

                                                             FOR   AGAINST   ABSTAIN
     RiverSource Partners International Select Growth Fund   [ ]     [ ]       [ ]

                                                             FOR   AGAINST   ABSTAIN
     RiverSource Partners International Small Cap Fund       [ ]     [ ]       [ ]

               IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE RIVERSOURCE FUNDS
                                  SHAREHOLDER MEETING TO BE HELD ON APRIL ___, 2010.
             THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT https://www.proxy-direct.com/rfs20876a

                 EVERY VOTE IS IMPORTANT! PLEASE VOTE TODAY USING ONE OF THE FOUR AVAILABLE OPTIONS!
                                                  RSF_20876A_121009
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                 RIVERSOURCE INTERNATIONAL MANAGERS SERIES, INC.
              RiverSource Partners International Select Growth Fund
                RiverSource Partners International Small Cap Fund

                         734 Ameriprise Financial Center
                          Minneapolis, Minnesota 55474
                                 (800) 221-2450

                                 March ___, 2010

Dear Shareholder:

On behalf of the Board of Directors (the "Board") of RiverSource International
Managers Series, Inc. (the "Corporation"), we are pleased to invite you to a joint special meeting of shareholders of RiverSource Partners International
Select Growth Fund and RiverSource Partners International Small Cap Fund
(together, the "Funds"), each a series of the Corporation. The meeting will be held at [2 p.m.,] Central time, on [April _, 2010], at [50606 Ameriprise
Financial Center, Minneapolis, Minnesota 55474] (the "Meeting").

At the Meeting, shareholders will be asked to approve a new investment sub-advisory agreement with Columbia Wanger Asset Management, L.P., a current sub-adviser of the Funds ("Columbia WAM"). On September 29, 2009, Bank of
America, N.A., the indirect parent company of Columbia WAM, entered into an agreement to sell a portion of the asset management business of Columbia
Management Group, LLC, including Columbia WAM, to Ameriprise Financial, Inc., the parent company of RiverSource Investments, LLC, the investment manager of the Funds ("RiverSource"). The transaction (the "Transaction") is subject to certain approvals and other conditions to closing, and is currently expected to close in the spring of 2010 (the "Closing").

The Closing is not expected to result in any change in the Columbia WAM personnel who manage the Funds or in the manner in which the Funds are managed.
In addition, RiverSource would remain the investment manager of the Funds and, as such, would continue to be the entity that oversees the overall management of the Funds. Nonetheless, the Closing will result in a change of control of Columbia WAM under the federal securities laws and thus would cause the automatic termination of the current investment sub-advisory agreement with Columbia WAM. Accordingly, the Board determined to recommend that shareholders approve a new investment sub-advisory agreement in order to assure that Columbia
WAM may continue to provide sub-advisory services to each of the Funds following the Closing. The services provided by Columbia WAM under the new investment sub-advisory agreement and the fee levels payable to Columbia WAM for sub-advisory services would remain unchanged from the services provided and fee levels payable under the current investment sub-advisory agreement.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE NEW INVESTMENT
SUB-ADVISORY AGREEMENT WITH COLUMBIA WAM.

Your vote is important, regardless of the number of shares that you own. You can authorize proxies to cast your votes at the Meeting easily and quickly by mail, by telephone, or via the internet, or you may vote in person at the Meeting. A self-addressed, postage-paid envelope has been enclosed for your convenience.
Please help avoid the expense of a follow-up mailing by submitting your proxy today.

We appreciate your participation and prompt response regarding these matters and thank you for your continued support.

If you have any questions or need additional information, please contact the Funds' proxy solicitor, Computershare Fund Services, toll free at 1 (866)
859-8682.

Sincerely,


Patrick T. Bannigan
President
RiverSource Family of Funds